Washington, D.C. 20549

                             _____________________

                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-14761

                             _____________________


                          July 8, 2003 (July 8, 2003)
               ________________________________________________
               Date of Report (Date Of Earliest Event Reported)

                         Gabelli Asset Management Inc.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

              New York                                   13-4007862
__________________________________           _________________________________
  (State or Other Jurisdiction of            (IRS Employer Identification No.)
   Incorporation or Organization)


                      One Corporate Center, Rye, New York
                   ________________________________________
                    (Address of Principal Executive Office)

                                     10580
                              __________________
                                  (Zip Code)

                                (914) 921-3700
             ___________________________________________________
             Registrant's telephone number, including area code)

                                     None
      ___________________________________________________________________
      (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events.


                  By press release, the registrant has reported the final results of its modified Dutch Auction self-tender offer announced June 5, 2003. A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.



Exhibit No.         Description
-----------         -----------

99.1                Press Release issued by Gabelli Asset Management
                    Inc. dated July 8, 2003.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                            GABELLI ASSET MANAGEMENT INC.

                                            By:  /s/ James E. McKee
                                               ______________________________
                                               Name:  James E. McKee
                                               Title: Vice President, General
                                                      Counsel & Secretary


Date: July 8, 2003

                         GABELLI ASSET MANAGEMENT INC.
                          CURRENT REPORT ON FORM 8-K

                           Report Dated July 8, 2003

                                 EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release issued by Gabelli Asset Management
                             Inc. dated July 8, 2003.